UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2019

mPHASE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

New Jersey	000-30202	22-2287503
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9841 Washingtonian Boulevard, #390

Gaithersburg, MD 20878

(Address of principal executive offices) (zip code)

(301) 329-2700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 9, 2019, mPhase Technologies, Inc. (the “Company”) filed a Current Report on Form 8-K reporting that, on June 30, 2019, the Company completed the acquisition (“the Acquisition”) of 99% of the outstanding stock of Alpha Predictions, LLP, (“Alpha Predictions”) from Snehalkumar Santosh Kadam, Smita Dinakar Shinde, Anuj Kumar Saxena, and Dhananjay Rajendra Adik (collectively, the “Sellers”) in exchange for cash of approximately $1,400 (USD), (99,000 INR), pursuant to a Share Purchase Agreement (“SPA”) entered into on June 30, 2019. This Amendment No. 1 to the June 30, 2019 Current Report on Form 8-K contains the required financial statements and pro forma financial information which was not available at the time the Current Report on Form 8-K was filed.

The SPA was filed as Exhibit 10.1 to Current Report on Form 8-K filed by the Company on July 9, 2019 and incorporated herein by reference. The foregoing descriptions of the SPA do not purport to be complete and are qualified in its entirety by reference to the full text of the document.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The following financial statements of Alpha Predictions are attached as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference:

●	Audited balance sheets as of March 31, 2019 and 2018, and statements of operations for the years ended March 31, 2019 and 2018, including the Independent Auditor’s Reports, issued by Ashok Singh and Associates, Chartered Accountants.

The financial statements of Alpha Predictions are reported in the local currency of Indian Rupee (“INR”) and were prepared under Indian Generally Accepted Accounting Principles (“GAAP”). The Company noted no material differences between Indian GAAP and U.S. GAAP.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of the Company and Alpha Predictions as of March 31, 2019 and the related unaudited pro forma condensed combined statements of income for the nine months ended March 31, 2019 and for the year ended June 30, 2018 that give effect to the acquisition of Alpha Predictions, are attached as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description
99.1	Alpha Predictions audited financial statements for the years ended March 31, 2019 and 2018.

99.2	The unaudited pro forma condensed combined balance sheet of the Company and Alpha Predictions as of March 31, 2019 and the related unaudited pro forma condensed combined statements of income for the nine months ended March 31, 2019 and for the year ended June 30, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

mPhase Technologies, Inc.

Dated: September 13, 2019	/s/ Anshu Bhatnagar
Anshu Bhatnagar
Chief Executive Officer